Exhibit 21.1

Name of Subsidiary	Jurisdiction of Incorporation/Organization
3089554 Nova Scotia ULC	Canada
AC Analytical Controls B.V.	Netherlands
AC Analytical Controls Holding B.V.	Netherlands
AC Analytical Controls Services B.V.	Netherlands
Acumen PM, LLC	Texas
Aderant Canada Company	Canada
Aderant Holdings, Inc.	Delaware
Aderant International Holdings, Inc.	Delaware
Aderant Legal (UK) Limited	United Kingdom
Aderant Legal Holdings (AUS) Pty Ltd	Australia
Aderant Legal Holdings (NZ) ULC	New Zealand
Aderant Legal Holdings, Inc.	Delaware
Aderant North America, Inc.	Florida
Aderant Parent Holdings, Inc.	Delaware
Advanced Sensors Limited	United Kingdom
Alpha Holdings of Delaware I LLC	Delaware
Alpha Holdings of Delaware II LLC	Delaware
Alpha Technologies B.V.	Netherlands
Alpha Technologies GmbH	Germany
Alpha Technologies Japan LLC	Delaware
Alpha Technologies Services LLC	Delaware
Alpha Technologies U.K.	United Kingdom
Alpha Technologies, s.r.o.	Czech Republic
Alpha Trust Corporation	Delaware
Alpha UK Holdings LLC	Delaware
Amot Controls Corporation	Delaware
Amot Controls GmbH	Germany
Amot/Metrix Investment Company, Inc.	Delaware
Amphire Solutions, Inc.	Delaware
Amtech Systems (Hong Kong) Limited	Hong Kong
Amtech Systems, LLC	Delaware
Amtech World Corporation	Delaware
Aplifi, Inc.	Delaware
Ascension Technology Corporation	Delaware
Assureweb Limited	United Kingdom
Atlantic Health Partners, Inc.	Delaware
Avitru, LLC	Utah
Axium Holdco, Inc.	Delaware
C/S Solutions, Inc.	California
CBORD Holdings Corp.	Delaware
Centurion Research Solutions, LLC	Virginia
Civco Holding, Inc.	Delaware
Civco Medical Instruments Co., Inc.	Iowa
CIVCO Medical Solutions B.V.	Netherlands
Clinisys Group Limited	United Kingdom

Clinisys Scotland Limited	United Kingdom
Clinisys Solutions Limited	United Kingdom
Cointec Ingenieros y Consultores, S.L.	Spain
Compressor Controls (Beijing) Corporation Ltd.	China
Compressor Controls Corporation B.V.	Netherlands
Compressor Controls Corporation Middle East	Delaware
Compressor Controls Corporation S.r.l.	Italy
Compressor Controls LLC	Iowa
Compressor Controls Mauritius Ltd.	Mauritius
Compressor Controls Pty Ltd.	Australia
Compressor Controls Saudi Arabia, LLC	Kingdom of Saudi Arabia
ConstructConnect Canada, Inc.	Canada
ConstructConnect, Inc.	Delaware
Cornell Pump Company	Delaware
Dash I, Inc.	Delaware
DAT Solutions, LLC	Delaware
Data Innovations Canada Ltd.	Canada
Data Innovations Cooperatief U.A.	Netherlands
Data Innovations Europe S.A.	Belgium
Data Innovations Latin America Ltda	Brazil
Data Innovations LLC	Delaware
DATSolutions Private Limited	India
Dawning Technologies, LLC	Delaware
DCMH Group Holdings, Inc.	Delaware
DCMH Group Holdings, LLC	Delaware
DCMH Holdings, Inc.	Delaware
Deltek Ajera Inc.	Oregon
Deltek Asia Pacific (HK) Limited	Hong Kong
Deltek Australia Pty Ltd.	Australia
Deltek Danmark A/S	Denmark
Deltek France SAS	France
Deltek GB Limited	United Kingdom
Deltek GmbH	Germany
Deltek Nederland B.V.	Netherlands
Deltek Netherlands B.V.	Netherlands
Deltek Norge AS	Norway
Deltek Sverige AB	Sweden
Deltek Systems (Canada), Inc.	Canada
Deltek Systems (Colorado) Inc.	Wyoming
Deltek Systems (Philippines) Ltd.	Virginia
Deltek WST LLC	Texas
Deltek, Inc.	Delaware
DI Acquisition Subsidiary, Inc.	Delaware
DI Dutch Holdings LLC	Delaware
DI Hong Kong Limited	Hong Kong
Dominion I, Inc.	Delaware
Dynamic Instruments, Inc.	California

Dynisco Enterprises GmbH	Germany
Dynisco Enterprises, LLC	Delaware
Dynisco Europe GmbH	Germany
Dynisco Holding GmbH	Germany
Dynisco Hong Kong Holdings, Limited	Hong Kong
Dynisco Instruments LLC	Delaware
Dynisco Instruments S.a.r.l.	France
Dynisco LLC	Delaware
Dynisco Parent, Inc.	Delaware
Dynisco S.r.l.	Italy
Dynisco –Viatran (M) Sdn Bhd	Malaysia
Dynisco Viatran LLC	Delaware
Dynisco-Viatran Instrument Sdn Bhd	Malaysia
Fluid Metering, Inc.	Delaware
FMS Purchasing & Services, Inc.	Florida
Foodlink Holdings, Inc.	California
Foodlink IT India Private Limited	India
Foundry Visionmongers (Ireland) Limited	Ireland
FSI Holdings, Inc.	Virginia
FTI Flow Technology, Inc.	Delaware
GeneInsight, Inc.	Delaware
Getloaded Corporation	Delaware
Handshake Software, Inc.	Georgia
Hansco Automatisering B.V.	Netherlands
Hansen Technologies Corporation	Illinios
Harbour Holding Corp.	Delaware
Hardy Process Solutions	California
Horizon Software International, LLC	Georgia
HRsmart Canada Inc.	Canada
HRsmart Czech Republic	Czech Republic
HRsmart France SAS	France
HRsmart Germany GmbH	Germany
HRsmart International	Cayman Islands
HRsmart International Holdings LLC	Texas
HRsmart Mexico	Mexico
HRsmart SA (Pty) Ltd.	South Africa
HRsmart Talent Management Solutions Europe Limited	United Kingdom
HRsmart Ventures LLC	Texas
HRsmart, Inc.	Delaware
Innovative Product Achievements, LLC	Delaware
Inovonics Corporation	Colorado
INPUT, Inc.	Delaware
Instill Corporation	Delaware
Intellitrans Canada Ltd.	Canada
IntelliTrans Limited	United Kingdom
Intellitrans Sweden AB	Sweden
Intellitrans, LLC	Delaware

IPA Acquisition Subsidiary, Inc.	Delaware
iPipeline (TCP) Limited	United Kingdom
iPipeline Canada Inc	Quebec
iPipeline Co., Ltd.	Japan
iPipeline Holdings, Inc	Delaware
iPipeline Limited	United Kingdom
iPipeline, Inc	Delaware
ISL Finance SAS	France
ISL Holding, SAS	France
ISL Scientifique de Laboratorie - ISL, S.A.S.	France
iSqFt Holdings, Inc.	Delaware
iSqFt Parent Corporation	Delaware
iSqFt Sub, Inc.	Delaware
IT Canada Holdings, LLC	Delaware
iTradeNetwork, Inc.	Delaware
Job Access LTDA	Brazil
K/S Roper Holding	Denmark
K/S Roper Investments	Denmark
Laser App, Inc.	Delaware
Link Logistics Holding LLC	Delaware
Loadlink Technologies Corporation	Canada
Logitech Limited	United Kingdom
Managed Health Care Associates, Inc.	Delaware
Marumoto Struers K.K.	Japan
MED Professional Services, LLC	Delaware
Medical Information Professional Systems NV	Belgium
Medina Acquisition LLC	Delaware
MEDTEC, Inc.	Iowa
Metrix Instrument Co., L.P.	Delaware
MHA Long Term Care Network, Inc.	Delaware
MHA Long Term Care Services, Inc.	Delaware
MIPS Austria GesmbH	Austria
MIPS CZ s.r.o	Czech Republic
MIPS Deutschland GmbH	Germany
MIPS France Sarl	France
MIPS Nederland B.V.	Netherlands
MIPS Schweiz AG	Switzerland
MIPS Software Iberica SL	Spain
MPR Readers Inc.	Delaware
mySBX Corporation	Delaware
Navigator Group Purchasing, Inc.	Tennessee
NDI Europe GmbH	Germany
Neptune Technology Group (Canada) Co.	Canada
Neptune Technology Group Inc.	Delaware
Neptune Technology Group Mexico S.de R.L. de C.V.	Mexico
Neptune Technology Group Mexico Services S. de R.L. de C.V.	Mexico
Neptune Technology Group Services Inc.	Delaware

Nippon Roper K.K.	Japan
Northern Digital Inc.	Canada
Off-Campus Advantage, LLC	Delaware
Omega Legal Systems, Inc.	Arizona
PAC (Shanghai) Co. Ltd.	China
PAC Denmark ApS	Netherlands
PAC GmbH	Germany
PAC Instruments (Thailand) Company Limited	Thailand
PAC Instruments Asia PTE. Ltd.	Singapore
PB Bidco Limited	United Kingdom
PB Holdco Limited	United Kingdom
PB Midco Limited	United Kingdom
PB Topco Limited	United Kingdom
Petroleum Analyzer Company L.P.	Delaware
PGP UK Limited	Scotland
Phase Analyzer Company Ltd.	Canada
PowerPlan Canada ULC	Canada
PowerPlan Holdings Inc.	Delaware
PowerPlan Inc.	Delaware
PowerPlan Intermediate Holdings Inc.	Delaware
PowerPlan Operations ANZ Pty Ltd	Australia
PowerPlan Operations Ltd.	United Kingdom
Project Diamond Intermediate Holdings Corporation	Delaware
Project Torque Intermediate Holdings Inc.	Delaware
Project Viking Holdings, Inc.	Delaware
Project Viking Intermediate, LLC	Delaware
QSC 1208 Limited	United Kingdom
QSC 1209 Limited	United Kingdom
Rebate Tracking Group, LLC	Florida
Resonant Software, Inc.	Delaware
RF IDeas, Inc.	Delaware
RI Marketing India Private Limited	India
RIL Holding Limited	United Kingdom
RMT, Inc.	Arizona
Roda Deaco Valve Inc.	Canada
Roper Acquisitions Holdings Inc.	Delaware
Roper Brasil Comercio E Promocao De Productos E Servicos LTDA	Brazil
Roper Canada Holdings LP	Canada
Roper Canada UK Limited	United Kingdom
Roper Denmark UK Limited	United Kingdom
Roper Engineering s.r.o.	Czech Republic
Roper EUR Pte. Ltd.	Singapore
Roper Europe GmbH	Germany
Roper Germany GmbH	Germany
Roper Germany GmbH & Co. KG	Germany
Roper GM Denmark Holdings ApS	Denmark
Roper Holdings Limited	United Kingdom

Roper Holdings LLC	Delaware
Roper IH LLC	Delaware
Roper Industrial Products Investment Company	Delaware
Roper Industries Denmark ApS	Denmark
Roper Industries Deutschland GmbH	Germany
Roper Industries Limited	United Kingdom
Roper Industries Manufacturing (Shanghai) Co., Ltd.	China
Roper Industries Mauritius Ltd.	Mauritius
Roper Industries UK Limited	United Kingdom
Roper Industries, Inc.	Delaware
Roper International Holding Limited	United Kingdom
Roper International Holding SCS	Luxembourg
Roper International Holding, Inc.	Delaware
Roper LLC	Russian Federation
Roper Luxembourg Finance S.a.r.l.	Luxembourg
Roper Luxembourg Holdings S.a.r.l.	Luxembourg
Roper Luxembourg S.a.r.l.	Luxembourg
Roper Middle East Ltd.	Dubai (FZCO)
Roper NL1 UK Limited	United Kingdom
Roper NL2 UK Limited	United Kingdom
Roper Pte. Ltd.	Singapore
Roper Pump Company	Delaware
Roper Scientific B.V.	Netherlands
Roper Scientific SAS	France
Roper Scot LP	United Kingdom
Roper Southeast Asia LLC	Delaware
Roper Swiss Finance GmbH	Switzerland
Roper UK Investments Limited	United Kingdom
Roper UK, Ltd.	United Kingdom
Roper US Finance I LLC	Delaware
Roper US Finance II LLC	Delaware
Roper-Mex, L.P.	Delaware
Ropintassco 1, LLC	Delaware
Ropintassco 2, LLC	Delaware
Ropintassco 3, LLC	Delaware
Ropintassco 4, LLC	Delaware
Ropintassco 5, LLC	Delaware
Ropintassco 6, LLC	Delaware
Ropintassco 7, LLC	Delaware
Ropintassco Holdings, L.P.	Delaware
RT Merger Sub, Inc.	Delaware
Shanghai Roper Industries Trading Co., Ltd.	China
SHP Group Holdings, Inc.	Delaware
Sinmed Holding International B.V.	Netherlands
SIRA, LLC	Delaware
Societe de Distribution de Logiciels Medicaux	France
Softwriters Holdings, Inc.	Delaware

SoftWriters, Inc.	Delaware
Sohnar Pty Ltd	Australia
Star Purchasing Services, LLC	Wisconsin
Strata Acquisition Subsidiary, Inc.	Delaware
Strata Decision Technology LLC	Illinios
Strata Parallel II Inc.	Delaware
Strategic Healthcare Programs Blocker 2, Inc.	Delaware
Strategic Healthcare Programs Blocker LLC	Delaware
Strategic Healthcare Programs Holdings, LLC	Delaware
Strategic Healthcare Programs, L.L.C.	Delaware
Struers (Shanghai) International Trading Ltd.	China
Struers A/S	Denmark
Struers GmbH	Germany
Struers Inc.	Delaware
Struers Limited	United Kingdom
Struers Limited	Canada
Struers SAS	France
Student Advantage, LLC	Delaware
Sunquest Europe Limited	United Kingdom
Sunquest Holdings, Inc.	Delaware
Sunquest Information Systems (Europe) Limited	United Kingdom
Sunquest Information Systems (India) Private Limited	India
Sunquest Information Systems (International) Limited	United Kingdom
Sunquest Information Systems Pty Ltd	Australia
Sunquest Information Systems, Inc.	Pennsylvania
Technolog Group Limited	United Kingdom
Technolog Holdings Ltd.	United Kingdom
Technolog Limited	United Kingdom
Technolog SARL	France
The CBORD Group, Inc.	Delaware
The Foundry Bidco Limited	United Kingdom
The Foundry Bidco No.2 Limited	United Kingdom
The Foundry Holdco Limited	United Kingdom
The Foundry Holdings Limited	United Kingdom
The Foundry Intermediate Holdings Limited	United Kingdom
The Foundry Midco 3 Limited	United Kingdom
The Foundry Midco No 1 Limited	United Kingdom
The Foundry Midco No 2 Limited	United Kingdom
The Foundry Topco Limited	United Kingdom
The Foundry Topco No.2 Limited	United Kingdom
The Foundry USCo, Inc.	De+A329:D333laware
The Foundry Visionmongers Ltd.	United Kingdom
The Tidewater Healthcare Shared Services Group, Inc.	Pennsylvania
The Washington Management Group, Inc.	District of Columbia

TLP Holdings, LLC	Delaware
Torque Acquisition Holdco Inc.	Delaware
Transcore Atlantic, Inc.	Delaware
Transcore CNUS, Inc.	Delaware
Transcore Holdings, Inc.	Delaware
Transcore ITS, LLC	Delaware
Transcore Nova Scotia Corporation	Canada
Transcore Partners, LLC	Delaware
Transcore, LP	Delaware
Trinity Integrated Systems Limited	United Kingdom
UHF Purchasing Services, LLC	Delaware
Union Square Software (International) Limited	United Kingdom
Union Square Software Inc.	Canada
Union Square Software Limited	United Kingdom
Union Square Software Pty	Australia
Uson L.P.	Delaware
Uson Limited	United Kingdom
Utilitec Limited	United Kingdom
Utilitec Services Limited	United Kingdom
Utility Data Services Limited	United Kingdom
Verathon Holdings (Delaware) Inc.	Delaware
Verathon Inc.	Washington
Verathon Medical (Australia) Pty Limited	Australia
Verathon Medical (Canada) ULC	Canada
Verathon Medical (Europe) B.V.	Netherlands
Verathon Medical (France) SARL	France
Verathon Medical (Hong Kong) Limited	Hong Kong
Verathon Medical (Japan) K.K.	Japan
Verathon Medical (UK) Ltd.	United Kingdom
Vertafore Canada, Inc.	Canada
Vertafore India Private Limited	India
Vertafore, Inc.	Delaware
Viastar Services, LP	Texas
Viatran Corporation	New York
Walter Herzog GmbH	Germany
WorkBook APAC Ltd.	Vietnam
Workbook Software A/S	Denmark
Zetec (Shanghai) Co., Ltd.	China
Zetec France	France
Zetec Korea, Inc.	Delaware
Zetec Rental LLC	Delaware
Zetec Services, Inc.	Delaware
Zetec, Inc.	Washington